                AGREEMENT FOR PURCHASE AND SALE OF REAL PROPERTY


     This AGREEMENT FOR PURCHASE AND SALE OF REAL PROPERTY ("Agreement") is made and entered into this 1st day of March 1996, by and between DOUGLAS COUNTY DEVELOPMENT CORPORATION, a Colorado Corporation ("Seller") and CASTLE ROCK RANCH PUBLIC IMPROVEMENTS AUTHORITY, a Colorado nonprofit corporation ("Buyer").

                                    RECITALS

     A. Seller owns certain real property (the "Property"), which is located in the County of Douglas, State of Colorado, which is described on EXHIBIT A attached hereto and made a part hereof by this reference, and all coal, oil, gas, and other minerals thereon or thereunder, any improvements located thereon and any personal property used in connection therewith, together with certain water rights described in EXHIBIT B hereto, collectively referred to as the "Premises."

     B. Buyer desires to purchase and Seller desires to sell the Premises subject to the terms and conditions of this Agreement.

     Now, therefore, in consideration of the mutual covenants and agreements hereinafter contained, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. Buyer hereby agrees to buy and Seller hereby agrees to sell for the consideration and on the terms hereinafter provided, the Premises, free and clear of all liabilities, obligations, mortgages, taxes and special assessments whether assessed or not, security interests, encumbrances, liens, easements, restrictions, covenants, and other rights, whatsoever except those specifically set forth on EXHIBIT C attached hereto and incorporated herein by this reference.

     2. PURCHASE PRICE. The Purchase Price for the Premises shall be the sum of $54,550,000.00, which Purchase Price shall be paid in the form of cash or wire transfer of funds delivered at Closing.

     3. CLOSING. The Closing and the transfer of the possession of the Premises shall take place on March 29, 1996.

     4. TITLE INSURANCE. Simultaneously with the execution of this Agreement by Seller, Seller shall deliver to Buyer, at Seller's sole cost and expense, a current commitment for issuance of an Owner's Policy of Title Insurance (the "Title Commitment") issued by First American Title Insurance Company (the "Title Company"), showing fee simple title to the

Property to be in Seller, on ALTA OWNERS Policy Form 1987 (amended 1990), together with legible copies of all documents listed as exceptions thereon.
At Closing, Seller shall provide to Buyer an ALTA form 1987 (amended 1990) Owner's Policy of Title Insurance, as amended, in the amount of $54,550,000.00 with respect to the Property, issued by Title Company and containing only the exceptions set forth in this Agreement (the "Title Policy").

     5. REPRESENTATIONS AND WARRANTIES OF SELLER. Seller represents and warrants to Buyer as of the date of this Agreement and on the date of Closing, the following shall be true and correct:

          a. SELLER'S AUTHORITY. The execution, delivery and performance of this Agreement by Seller has been duly authorized by all requisite action on the part of Seller in accordance with Seller's organizational documents and will not conflict with or result in any breach of the terms of Seller's organizational documents, or any other instrument or agreement to which Seller is a party.

          b. TITLE TO PREMISES. Seller has good and marketable title to the Premises subject to no mortgage, pledge, lien, encumbrance, encroachment, security interest or other charge, except the liens and encumbrances identified in Schedule B-2 to the Title Commitments attached to this Agreement as EXHIBIT C.

          SPECIAL TAXING DISTRICTS MAY BE SUBJECT TO GENERAL OBLIGATION INDEBTEDNESS THAT IS PAID BY REVENUES PRODUCED FROM ANNUAL TAX LEVIES ON THE TAXABLE PROPERTY WITHIN SUCH DISTRICTS. PROPERTY OWNERS IN SUCH DISTRICTS MAY BE PLACED AT RISK FOR INCREASED MILL LEVIES AND EXCESSIVE TAX BURDENS TO SUPPORT THE SERVICING OF SUCH DEBT WHERE CIRCUMSTANCES ARISE RESULTING IN THE INABILITY OF SUCH A DISTRICT TO DISCHARGE SUCH INDEBTEDNESS WITHOUT SUCH AN INCREASE IN MILL LEVIES. BUYER AND OTHER PURCHASERS SHOULD INVESTIGATE THE DEBT FINANCING REQUIREMENTS OF THE AUTHORIZED GENERAL OBLIGATION INDEBTEDNESS OF SUCH DISTRICTS, EXISTING MILL LEVIES OF SUCH DISTRICTS SERVICING SUCH INDEBTEDNESS, AND THE POTENTIAL FOR AN INCREASE IN SUCH MILL LEVIES.

          c. LABOR AND MATERIALS. All bills for work done or materials furnished with respect to the Premises have been paid in full or will be discharged by the date and time of Closing.

          d. LITIGATION. There is no litigation or other proceeding pending or, to the best knowledge of Seller, threatened against or relating to Seller's interest in the Premises, nor does Seller know or have any reasonable grounds to know of any basis for any such action or of any governmental investigation relative to Seller insofar as it pertains to the Premises. There are no pending or threatened proceedings for condemnation by any authority having that right or power, nor are there any pending or threatened eminent domain proceedings of which the Premises is the object.

          e. LEGAL COMPLIANCE. To the best of its knowledge and belief after reasonable investigation, Seller has complied with all federal, state and local laws, and administrative measures relating to the operation of the Premises, including without limitation, zoning and building ordinances of the Town of Castle Rock, Colorado.

          f. TAXES AND ASSESSMENTS. All general taxes payable with respect to calendar year 1995 and prior years, shall have been paid on or prior to Closing. Other than as specifically set forth in EXHIBIT C hereto, all assessments due prior to Closing shall have been paid on or prior to Closing. Seller knows of no public improvement which has been ordered to be made and/or which has not heretofore been completed, assessed and paid for.

          g. MATERIAL CONTRACTS. To the best of Seller's knowledge and belief there are no other contracts in existence for the performance of services or the provision of materials to the Premises or for any operation or management of the Premises.

     Other than as expressly set forth herein, Seller makes no warranties with respect to the Premises or the condition thereof.

     6. CONDITION AND USE OF PREMISES. From and after the date of Seller's execution hereof, Seller shall not grant or convey any easement, lease, license, permit or any other legal or beneficial interest in or to the Premises without the prior written consent of Buyer, nor shall Seller violate, or allow the violation of, any law, ordinance, rule or regulation affecting the Premises. Seller shall do or cause to be done all things reasonably within its control to preserve intact and unimpaired any and all easements, grants, appurtenances, privileges and licenses in favor of or constituting any portion of the Premises.

     7. RISK OF LOSS - CONDEMNATION. The risk of loss or damage to the Premises until the day of Closing is assumed by Seller. In the event that any portion of the Property shall be taken in condemnation or under the right of eminent domain prior to Closing, Buyer at its sole option may: (i) terminate this Agreement by written notice to Seller within five (5) days of Buyer's receipt of notice of such condemnation or eminent domain proceeding, in which case all monies received hereunder shall be returned to Buyer and the parties shall have no further rights against each other; or (ii) proceed to Closing and apply the proceeds received from such condemnation or eminent domain proceeding against the Purchase Price of the Premises.

     8.   TERMINATION OF AGREEMENT AND REMEDIES.

          a. BUYER'S DEFAULT. In the event Buyer shall fail to perform Buyer's obligations hereunder, Seller shall have the option to waive such default in writing or to terminate this Agreement by written notice to Buyer. Upon termination, the parties shall be discharged from any further obligations and liabilities hereunder.

          b. SELLER'S DEFAULT. In the event that Seller shall fail to perform Seller's obligations hereunder, Buyer shall have the option to seek specific performance, waive such default, or terminate this Agreement by written notice to Seller and seek damages for Seller's breach.

     9.   TRANSACTIONS AT CLOSING.  The following transactions shall occur at
Closing:

          a. AUTHORITY. Seller shall deliver to Buyer a certified copy of resolutions adopted by its board of directors authorizing and adopting the execution, delivery and performance of this Agreement.

          b. DEED TO PREMISES. A special warranty deed in form satisfactory to counsel for Buyer shall be executed and delivered to Buyer by Seller. The special warranty deed shall convey title to the Premises free and clear of all liens and encumbrances, and subject only to real estate taxes for the year 1996, which are not yet due, those matters set forth in Schedule B-2 to EXHIBIT C of record as of the Closing Date which are not objected by Buyer or previously approved by Buyer pursuant hereto and any applicable zoning, subdivision or other laws or regulations.

          c. BILL OF SALE. Seller shall execute and deliver to Buyer a bill of sale without warranties covering any personal property incidental to operation of the Premises, tangible and intangible (including an assignment of all warranties and guaranties affecting the Premises and the trade name or names under which the Premises are known), owned by Seller and located at the Premises, stored at another location, or affecting the Premises in any way.

          d. CASH. There shall be paid to Seller by Buyer the sum of $54,550,000.00.

          e. DOCUMENTARY FEE. Buyer shall pay all sums necessary for the documentary or transfer fee required for the recordation of the special warranty deeds under the laws of the State of Colorado.

          f. UNIFORM COMMERCIAL CODE CERTIFICATE. Seller shall deliver to Buyer customarily accepted certificates revealing that there are no financing statements affecting the Premises except those approved by Buyer.

          g. POSSESSION OF PREMISES. At Closing, Seller shall deliver possession of the Premises to Buyer.

          h. TITLE INSURANCE. At Closing, Seller shall deliver the Title Policy to Buyer.

          i. PRORATIONS. No items shall be prorated to the date of Closing. Buyer shall be responsible for all general taxes (including without limitation, real and personal property taxes) first becoming due and payable after the date of Closing. Seller agrees to pay at Closing any utility bills and charges accruing up to and including the date of Closing.

     10. NOTICES. All notices required herein shall be in writing and shall be sufficient if delivered personally in return for a receipt of if sent by registered or certified United States mail, return receipt requested, postage prepaid, addressed as described below or to such other address as the party concerned may substitute by written notice to the other as provided herein. All notices given by mail shall be deemed to be received 3 days after such notice is deposited in the United States mail.

          TO THE BUYER:  Castle Rock Ranch Public Improvements Authority
                         Attention: Mr. C. Roger Addlesperger
                         Stanford Place III, Suite 902
                         4582 South Ulster Street Parkway
                         Denver, Colorado 80237

          TO THE SELLER: Mr. Franklin L. Haney
                         Douglas County Development Corporation
                         600 Chestnut Street, Suite 200
                         Chattanooga, Tennessee 37450

     11. BROKER'S FEE. Seller and Buyer each represent to the other that no broker's, finder's or similar fee or commission is due in connection with the transactions contemplated herein and hereby agrees to indemnify and hold harmless the other from any claim, expense or cost (including attorneys' fees whether suit be brought or not) resulting from any claim for such fee or commission through the indemnifying party.

     12.  MISCELLANEOUS.

          a. ATTORNEYS' FEES. In the event of any litigation between Buyer or Seller concerning the transactions contemplated herein, the prevailing party in whose full favor final nonappealable judgment is rendered shall be entitled to court costs and reasonable attorneys' fees.

          b. SURVIVAL OF REPRESENTATIONS, WARRANTIES AND OTHER OBLIGATIONS. The representations and warranties of Buyer and Seller as made herein shall survive the Closing and delivery of the deed. Further, all obligations of the parties pursuant hereto which by their terms will or may be performed following Closing shall be deemed to be conditions subsequent and shall be performed following Closing, and the parties' rights and obligations with respect thereto shall fully survive the Closing pursuant hereto.

          c. ENTIRE AGREEMENT. This Agreement embodies all of the representations, warranties and agreements of the parties, and it may not be altered or modified, except by an instrument in writing signed by both parties.

          d. BENEFIT OF AGREEMENT. This Agreement shall be binding upon and inure to the benefit of the parties and their respective heirs, successors and permitted assigns.

          e. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Colorado applicable to contracts made and performed entirely therein.

          f. TIME OF THE ESSENCE. Time shall be of the essence with respect to the performance by the parties of their respective obligations hereunder.

          g. CAPTIONS. The captions of the paragraphs of this Agreement are inserted only as a matter of convenience and for reference, and in no way define, limit, or describe the scope of this Agreement, or the intent of any provision hereof.

          h. SEVERABILITY. In case any one or more of the provisions contained in this Agreement shall for any reason be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision hereof, and this Agreement shall be construed as if such invalid, illegal, or unenforceable provision had never been contained herein.

          i. FURTHER ASSURANCES. Each party agrees that at the request of the other party it will at any time hereafter make such further assurances and execute or cause to be executed such further instruments as may be reasonably requested by the other party in order that this Agreement may be fully performed in accordance with its intent and provisions.

          j. CONSIDERATION. Each party agrees that the covenants and premises contained herein are good and sufficient consideration for the respective obligations required hereunder.

          k. COMPLIANCE WITH LAWS. In performing their respective obligations pursuant hereto, Buyer and Seller shall comply with all applicable laws, rules and regulations, including, without limitation, those pertaining to Buyer in its form as a quasi-municipal corporation in the State of Colorado.


                   [BALANCE OF PAGE LEFT INTENTIONALLY BLANK]

     IN WITNESS WHEREOF, the parties have executed this Agreement on the dates specified below.

                                       SELLER:

                                       DOUGLAS COUNTY DEVELOPMENT CORPORATION


                                       By:   Franklin L. Haney
                                           --------------------------------
                                       Title:  President
                                              -----------------------------


                                       BUYER:

                                       CASTLE ROCK RANCH PUBLIC
                                       IMPROVEMENTS AUTHORITY


                                       By:   C. Roger Addlesperger
                                           --------------------------------
                                       Title:  President
                                              -----------------------------

                                    EXHIBIT A

                       (Legal description of the Premises)

                                   EXHIBIT A

GOLF COURSE PARCEL A:

A parcel of land located in Sections 28, 29 and 21, all in Township 8 South Range 67 West of the Sixth Principal Meridian, Douglas County, Colorado, being more particularly described as follows:

BEGINNING at the North quarter corner of said Section 29 whence the Northerly line of the East half of Section 29 bears S 88 DEG. 37'18" E a distance of 2661.22 feet; thence S 88 DEG. 37'18" E along said Northerly line a distance of 2661.22 feet; thence N 00 DEG. 23'27" E along the Westerly line of Section 21 a distance of 782.32 feet; thence S 37 DEG. 02'12" E a distance of 2474.11 feet; thence the following four courses along Dawson Ridge Filing A;

     1.  S 67 DEG. 47'53" W a distance of 128.79 feet;
     2.  S 39 DEG. 28'53" W a distance of 108.41 feet;
     3.  S 58 DEG. 24'13" E a distance of 228.53 feet;
     4.  N 83 DEG. 33'27" E a distance of 170.37 feet;

thence S 37 DEG. 02'12" E a distance of 1105.69 feet;
thence S 21 DEG. 08'57" E a distance of 2657.54 feet;
thence the following two courses along a parcel of land described by Book 695 at Page 459 of the Douglas County Clerk and Recorder's Office:

     1.  N 00 DEG. 19'26" W a distance of 1262.69 feet
     2.  N 89 DEG. 22'02" W a distance of 4017.50 feet;

thence N 00 DEG. 14'06" W along the Westerly line of the East half of Section 29 a distance of 3543.76 feet to the point of beginning;

EXCEPTING from the above parcel the following parcels:

Dawson Ridge Filings A and B, all dedicated street rights of way;

ALSO EXCEPTING the following one acre parcel described as follows:

A parcel of land located in the East half of Section 29, Township 8 South, Range 67 West of the Sixth Principal Meridian, Douglas County, Colorado, being more particularly described as follows:

Commencing at the North quarter corner of said Section 29;
thence South 00 degrees 04 minutes 06 seconds East along the westerly line of said East half of Section 29, a distance of 3267.55 feet to the point of beginning;

thence North 89 degrees 45 minutes 54 seconds East a distance of 208.71 feet; thence South 00 degrees 14 minutes 06 seconds East a distance of 208.71 feet; thence South 89 degrees 45 minutes 54 seconds West a distance of 208.71 feet; thence North 00 degrees 14 minutes 06 seconds West along said westerly line a distance of 208.71 feet to the point of Beginning.

County of Douglas,
State of Colorado

GOLF COURSE PARCEL B:

A Parcel of land lying in sections 22, 27, 28, 33 & 34, all in Township 8 South Range 67 West of the Sixth Principal Meridian, Douglas County, Colorado, being more particularly described as follows:

COMMENCING at the Northeast corner of said Section 28 whence the Southeast corner of said Section 28 bears S 00 DEG. 22'18" E a distance of 5302.75 feet; thence N 53 DEG. 05'33" E a distance of 2071.05 feet to the point of beginning; thence S 84 DEG. 49'36" E a distance of 790.91 feet;
thence S 15 DEG. 43'30" W along the Westerly right of way line of the A.T. & S.F. Railroad a distance of 5019.66 feet;
thence along the following three courses along a parcel of land described by Book 1095 at Page 629 of the Douglas County Clerk and Recorder:

     1.  N 89 DEG. 22'05" W a distance of 2386.46 feet;
     2.  S 00 DEG. 19'29" E a distance of 308.79 feet;
     3.  S 89 DEG. 22'05" E a distance of 2298.04 feet;

thence S 15 DEG. 43'30" W along the Westerly right of way line of the A.T. & S.F. Railroad a distance of 2425.47 feet;
thence N 89 DEG. 48'11" W a distance of 678.73 feet;
thence S 00 DEG. 44'59" W a distance of 600.54 feet;
thence S 89 DEG. 03'33" E a distance of 515.85 feet;
thence S 15 DEG. 43'30" W a distance of 548.74 feet;
thence N 00 DEG. 23'36" E a distance of 226.92 feet;
thence S 15 DEG. 45'37" W a distance of 788.62 feet;
thence N 89 DEG. 09'35" W, along the South line of the North half of Section 33, a distance of 1062.26 feet;
thence N 00 DEG. 50'25" E a distance of 1475.80 feet;
thence N 56 DEG. 57'07" W a distance of 3202.16 feet;
thence N 21 DEG. 08'57" W a distance of 2657.54 feet;
thence along the following fifteen courses along Dawson Ridge Filing B;

     1. N 77 DEG. 53'15" E, non-tangent to the following described curve, a distance 42.72 feet;
     2. along the arc of a curve to the right, having a central angle of 89 DEG. 23'40", a radius of 41.00 feet, the chord of which bears S 26 DEG. 49'54" W a distance of 57.68 feet and an arc length of 63.97 feet;
     3. N 71 DEG. 31'44" E, tangent to the previously described curve, a distance of 146.27 feet;
     4.  N 70 DEG. 13'51" E a distance of 110.35 feet;
     5. N 71 DEG. 31'4" E, tangent to the following described curve, a distance of 160.53 feet;
     6. along the arc of a curve to the right, having a central angle of 51 DEG. 49'07", a radius of 908.07 feet, the chord of which bears N 82 DEG. 33'43" W a distance of 793.56 feet and an arc length of 821.26 feet;
     7. S 51 DEG. 57'48" E, tangent to the previously and following described curves, a distance of 105.49 feet;
     8. along the arc of a curve to the right, having a central angle of 01 DEG. 47'42", a radius of 905.57 feet, the chord of which bears N 49 DEG. 05'17" W a distance of 28.37 feet and an arc length of 28.37 feet;
     9. S 48 DEG. 11'26" E, tangent to the previously and following described curves, a distance of 101.79 feet;
    10. along the arc of a curve to the right, having a central angle of 87 DEG. 30'40", a radius of 40.00 feet, the chord of which bears S 04 DEG. 26'06" E a distance of 55.33 feet and an arc length of 61.09 feet;
    11. S 47 DEG. 39'40" E non-tangent to the previously and following described curves, a distance of 120.18 feet;
    12. along the arc of a curve to the right, having a central angle of 92 DEG. 40'47", a radius of 40.00 feet, the chord of which bears N 85 DEG. 27'55" E a distance of 57.88 feet and an arc length of 64.70 feet;
    13. N 41 DEG. 48'34" E, non-tangent to the previously and following described curves, a distance of 80.00 feet;
    14. along the arc of a curve to the right, having a central angle of 92 DEG. 41'18", a radius of 40.00 feet, the chord of which bears N 01 DEG. 50'31" W a distance of 57.88 feet and an arc length of 64.71 feet to a point of compound curvature;
    15. along a curve, to the right having a central angle of 09 DEG. 19'56", a radius of 1740.00 feet, the chord of which bears N 49 DEG. 10'21" E a distance of 283.09 feet and an arc length of 283.40 feet;

thence along the following five courses along Dawson Ridge Filing A:

     1. S 36 DEG. 09'41" E, non-tangent to the previously described curve, a distance of 10.00 feet;
     2. N 53 DEG. 50'19" E, tangent to the following described curve, a distance of 1060.41 feet;

     3. along the arc of a curve to the left having a central angle of 21 DEG. 00'00", a radius of 2170.00 feet, the chord of which bears N 43 DEG. 20'19" E, a distance of 790.90 feet and an arc length of 795.35 feet;
     4. N 32 DEG. 50'19" E, tangent to the previously and following described curves, a distance of 2182.25 feet;
     5. along the arc of a curve to the left, having a central angle of 12 DEG. 18'29", a radius of 1870.00 feet, the chord of which bears N 26 DEG. 41'04" E a distance of 400.94 feet and an arc length of 401.71 feet to the point of beginning;

EXCEPTING from the above parcel the following two parcels:

Exception 3:

A parcel of land located in a portion of Section 28, Township 8 South, Range 67 West of the Sixth Principal Meridian, City of Castle Rock, Douglas County, Colorado, being more particularly described as follows:

COMMENCING at the Southeast corner of said Section 28, whence the Northeast corner of said Section 28 bears N 00 DEG. 22'18" W a distance of 5302.75 feet; thence N 62 DEG. 23'09" W a distance of 660.85 feet, to the point of beginning; thence S 63 DEG. 50'19" W a distance of 144.71 feet;
thence N 26 DEG. 09'41" W a distance of 208.00 feet;
thence N 63 DEG. 50'19" E, non-tangent to the following described curve, a distance of 251.43 feet;

thence along the arc of a curve to the right, having a central angle of 29 DEG. 26'30", a radius of 460.00 feet, the chord of which bears S 00 DEG. 59'57" W a distance of 233.78 feet and an arc length of 236.37 feet to the point of beginning;

Exception 4:

A parcel of land located in a portion of Section 28, Township 8 South, Range 67 West of the Sixth Principal Meridian, City of Castle Rock, Douglas County, Colorado, being more particularly described as follows:

COMMENCING at the Southwest corner of said Section 28, whence the North corner of said Section 28 bears N 00 DEG. 11'08" W a distance of 5299.57 feet;
thence N 58 DEG. 37'49" E a distance of 3415.73 feet, to the point of beginning;
thence N 04 DEG. 01'05" E a distance of 208.84 feet;
thence S 87 DEG. 59'38" E a distance of 208.71 feet;
thence S 04 DEG. 01'05" W a distance of 208.84 feet;
thence N 87 DEG. 59'38" W a distance of 208.71 feet to the point of beginning

                                    EXHIBIT B

                          (Description of Water Rights)

                                   EXHIBIT B

                         DESCRIPTION OF WATER RIGHTS


     The right to withdraw up to 900 acre-feet of groundwater per year from the Lower Dawson, Denver, Arapahoe, and Laramie-Fox Hills Aquifers underlying the aforementioned Property, said groundwater to be withdrawn first from said Laramie-Fox Hills Aquifer. To the extent said Laramie-Fox Hills Aquifer is not adequate to supply the entire 900 acre-feet of allowed withdrawals, then the second priority source shall be said Arapahoe Aquifer. To the extent both the Laramie-Fox Hills and Arapahoe Aquifers are not adequate to supply the entire amount of allowed withdrawals, then the third priority source shall be said Denver Aquifer. To the extent the foregoing three sources are inadequate to supply the entire amount of allowed withdrawals, then the fourth priority source shall be said Lower Dawson Aquifer.

                                    EXHIBIT C

                    (Exceptions to Title as to the Premises)

6. Taxes due and payable after March 29, 1996; and any tax, special assessments, charge or lien imposed for water or sewer service, or for any other special taxing district, due after March 29, 1996.

7. The right of the proprietor of a vein or lode to extract or remove his ore, should the same be found to penetrate or intersect the premises thereby granted and rights of way for ditches and canals as reserved in United States patent recorded December 17, 1891 in Book X at Page 37, and any and all assignments thereof or interests therein.

     (Affects the NW 1/4 of Section 33.)

8. The right of the proprietor of a vein or lode to extract or remove his ore, should the same be found to penetrate or intersect the premises thereby granted and rights of way for ditches and canals as reserved in United States patent recorded April 25, 1896 in Book 12 at Page 85, and any and all assignments thereof or interests therein.

    (Affects the S 1/2 of the S 1/2 of Section 29.)

(continued)






SCHEDULE B - Section 2
Commitment  (NA)

SCHEDULE B, PART 2 - EXCEPTIONS (CONT'D)                    FILE NUMBER: 17776
-------------------------------------------------------------------------------

 9. The right of the proprietor of a vein or lode to extract or remove his ore, should the same be found to penetrate or intersect the premises thereby granted and rights of way for ditches and canals as reserved in United states patent recorded February 10, 1899 in Book X at Page 1514, and any and all assignments thereof or interests therein.

     (Affects the W 1/2 of the SE 1/4 of Section 29.)

10. The right of the proprietor of a vein or lode to extract or remove his ore, should the same be found to penetrate or intersect the premises thereby granted and rights of way for ditches and canals as reserved in United States patent recorded April 25, 1898 in Book 12 at Page 85, and any and all assignments thereof or interests therein.

     (Affects the S 1/2 of the S 1/2 of Section 21.)

11. An easement for a right of way and incidental purposes granted to Mountain States Telephone and Telegraph Company by the instrument recorded September 18, 1923 in Book 72 at Page 452, upon the terms and conditions set forth in the instrument, over a portion of the land.

     (Affects Section 34.)

12. An easement for a right of way and incidental purposes granted to Mountain States Telephone and Telegraph Company by the instrument recorded September 18, 1923 in Book 72 at Page 453, upon the terms and conditions set forth in the instrument, over a portion of the land.

     (Affects Section 27.)

10. Easements and rights of way in favor of American Telephone and Telegraph Company as granted by instrument recorded July 5, 1951 in Book 103 at Page 264.

     (Affects Section 27, Section 33 and Section 34.)

11. Easements and rights of way in favor of American Telephone and Telegraph Company as granted by instrument recorded August 31, 1951 in book 103 at Page 324.

     (Affects Section 27.)

12. Each and every right or rights of access to and from any part of the right of way for Colorado State Highway No. 1, from and to any part of subject property abutting upon said highway, as granted to The Department of Highways, State of Colorado, by Deed recorded December 4, 1951 in Book 103 at Page 406.

     (Affects Section 27.)

(continued)

SCHEDULE B, PART 2 - EXCEPTIONS (CONT'D)                    FILE NUMBER: 17776
-------------------------------------------------------------------------------

13. An easement for communication line facilities and incidental purposes granted to Mountain States Telephone and Telegraph Company by the instrument recorded July 24, 1968 in Book 185 at Page 232, upon the terms and conditions set forth in the instrument, over a portion of the land.

14. The effect of the inclusion of the subject property in the Castle Rock Fire Protection District, as disclosed by the instrument recorded September 12, 1980 in Book 393 at Page 836 and September 16, 1980 in Book 394 at Page 93.

15. An easement for a roadway for ingress and egress and incidental purposes granted to Ernest H. Lowell and Mildred G. Lowell by the instrument recorded June 7, 1983 in Book 477 at Page 866.

16. Covenants, conditions and restrictions, which so not include a forfeiture or reverter clause, and any and all supplements, amendments, and annexations thereto, set forth in the instrument(s) recorded June 14, 1983 in Book 476 at Page 732, but omitting any covenant or restriction based on race, color, religion, sex, handicap, familial status, or national origin.

17. Terms, conditions, provisions, agreements and obligations specified under the Water Agreement recorded July 18, 1983 in Book 483 at Page 282.

18. Any and all wells and well rights, ditches and ditch rights, reservoirs and reservoir rights, as evidenced by instruments recorded July 18, 1983 in Book 483 at Pages 312, 355, 367, 382, 384, 396, 413 and 425.

19. Covenants, conditions and restrictions, which do not include a forfeiture or reverter clause, and any and all supplements, amendments, and annexations thereto, set forth in the instrument(s) recorded July 18, 1983 in Book 483 at Page 340, but omitting any covenant or restriction based on race, color, religion, sex, handicap, familial status, or national origin.

20. Terms, conditions, provisions, agreements and obligations specified under the Ordinance No. 84-33 recorded January 30, 1984 in Book 554 at Page 427.

21. Restrictions, conditions, stipulations and easements imposed upon subject property by Castle Rock Ranch P.U.D. Preliminary Plan recorded December 18, 1984 Reception No. 343350.

22. Terms, conditions, provisions, agreements and obligations specified under the Annexation and Development Contract recorded December 18, 1984 in Book 554 at Page 543.

23. Covenants, conditions, lien rights and restrictions which do not include a forfeiture or reverter clause, as set forth in the Declaration recorded August 18, 1986 in Book 659 at Page 785, but omitting any covenant or restriction based on race, color, religion, sex, handicap, familial status, or national origin.

SCHEDULE B, PART 2 - EXCEPTIONS (CONT'D)                    FILE NUMBER: 17776
-------------------------------------------------------------------------------

24. Restrictions, conditions, stipulations and easements imposed upon subject property by Dawson Ridge Pre-P.U.D. Site Plan recorded November 20, 1986 at Reception No. 8625697.

25. Terms, conditions, provisions, agreements and obligations specified under the Ordinance N. 86-19 recorded November 20, 1986 in book 680 at Page 955.

26. Terms, conditions, provisions, agreements and obligations specified under the Draft Master Plan recorded December 10, 1986 in Book 686 at Page 630.

27. Covenants, conditions and restrictions, which do not include a forfeiture or reverter clause, and any and all supplements, amendments, and annexations thereto, set forth in the instrument(s) recorded August 18, 1986 in Book 659 at Page 785, but omitting any covenant or restriction based on race, color, religion, sex, handicap, familial status, or national origin.

     NOTE: Amendment of said covenants, conditions and restrictions by an instrument recorded April 22, 1987 in Book 715 at Page 692.

28. Terms, conditions, provisions, agreements and obligations specified under the Ordinance No. 86-19 recorded November 20, 1986 in Book 680 at Page 955.

29. Terms, conditions, provisions, agreements and obligations specified under the By-Laws of the Dawson Ridge Community Association recorded February 13, 1987 in Book 700 at Page 799.

28. Restrictions, conditions, stipulations, easements, notes and rights of way imposed upon subject property by the plat of Dawson Ridge Filing A recorded March 18, 1987 at Reception No., 8707610.

     NOTE: Affidavit of Correction recorded October 5, 1988 in Book 818 at Page 272.

29. Restrictions, conditions, stipulations and easements imposed upon subject property by Dawson Ridge Filing A Final P.U.D. recorded March 18, 1987 at Reception No. 8707611.

30. Restrictions, conditions, stipulations, easements, notes and rights of way imposed upon subject property by the plat of Dawson Ridge Filing B recorded March 18, 1987 at Reception No. 8707512.

     NOTE: Affidavit of Correction recorded October 5, 1988 in Book 818 at Page 274.

31. Restrictions, conditions, stipulations and easements imposed upon subject property by Dawson Ridge Filing B Final P.U.D. Site Plan recorded March 18, 1987 at Reception No. 8907613.

(continued)

SCHEDULE B, PART 2 - EXCEPTIONS (CONT'D)                    FILE NUMBER: 17776
-------------------------------------------------------------------------------

32. Restrictions, conditions, stipulations, easements, notes and rights of way imposed upon subject property by the plat of Dawson Ridge Filing No. 11 recorded March 19, 1987 at Reception No. 8707614.

     NOTE: Affidavit of Correction recorded October 5, 1988 in Book 818 at Page 276.

33. Restrictions, conditions, stipulations and easements imposed upon subject property by Dawson Ridge Filing No. 11 Final Site Plan recorded March 18, 1987 at Reception No. 8707615.

34. Easements and Rights of way for People's Natural Gas Company, equipment, mains and appurtenances, various underground water mains connecting from the existing wells to water treatment and storage facilities as disclosed by instrument recorded August 7, 1987 in Book 739 at Page 979.

35. Terms, conditions, provisions, agreements and obligations specified under the contracts by and between Dawson Ridge Metropolitan Districts 1, 2, 3, 4 and 5 recorded February 15, 1988 in Book 841 at Pages 551, 558, 561 and 564.

36. Terms, conditions, provisions, agreements and obligations specified under the facilities development fee agreement recorded February 29, 1989 in Book 842 at Page 911.

37. Terms, conditions, provisions, agreements and obligations specified under the Agreement for Development of Water Rights recorded August 28, 1989 in Book 869 at Page 939.

38. Terms, conditions, provisions agreements and obligations specified under the Agreement for Development of Water Rights recorded August 28, 1989 in Book 869 at Page 992.

39.  Item 39 is hereby deleted.

40. Terms, conditions, provisions, agreements and obligations specified under the suspension Agreement recorded October 21, 1992 in Book 1092 at Page 1719 and rerecorded December 7, 1992 in Book 1100 at Page 117.

41. The effect of the inclusion of the subject property in the Special District, as disclosed by the instrument recorded January 11, 1993 in Book 1106 at Page 1284.